SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2006

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 16, 2006, the Audit Committee of Thornburg Mortgage, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective upon the completion of PwC’s review of the Company’s financial statements and Report on Form 10-Q for the quarter ending June 30, 2006.

The reports of PwC on the Company’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the two most recent fiscal years and through June 16, 2006, (i) there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years, and (ii) there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished a copy of this Form 8-K to PwC and requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the preceding statements. PwC’s letter responding to the Company’s request is provided as Exhibit 16.1 to this Form 8-K.

(b) On June 16, 2006, the Company’s Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2006. The engagement of KPMG will become effective at the same time that the dismissal of PwC becomes effective.

During 2004 and 2005 and the subsequent interim period through June 16, 2006, the Company has not (and no one on its behalf has) consulted with KPMG on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission on change in certifying accountants, dated June 16, 2006

99.1	Press Release of Thornburg Mortgage, Inc., dated June 19, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: June 20, 2006	By:	/s/ Stephen E. Newton
Stephen E. Newton, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission on change in certifying accountants, dated June 16, 2006

99.1	Press Release of Thornburg Mortgage, Inc., dated June 19, 2006